Morgan Stanley Variable Investment Series -
Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Allegheny Technologies Inc.
5.950% due 1/15/2021
Purchase/Trade Date:	1/4/2011
Offering Price of Shares: $99.886
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.058
Percentage of Funds Total Assets: 0.13
Brokers: JPMorgan, Citi, Morgan Stanley, BofA Merrill
Lynch, BNY Mellon Capital Markets, LLC, Credit Suisse,
HSBC, PNC Capital Markets LLC, Wells Fargo Securities
Purchased from: JPMorgan

Securities Purchased:	Enterprise Products Operating
5.950% due 2/1/2041
Purchase/Trade Date:	1/4/2011
Offering Price of Shares: $99.317
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $850,000
Percentage of Offering Purchased by Fund: 0.113
Percentage of Funds Total Assets: 0.37
Brokers:  JPMorgan, BNP Paribas, Deutsche Bank Securities,
DnB NOR Markets, RBS, Scotia Capital
Purchased from: JPMorgan

Securities Purchased:	Chevron Phillips Chemical Co.
4.750% due 2/1/2021
Purchase/Trade Date:	1/13/2011
Offering Price of Shares: $99.502
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.083
Percentage of Funds Total Assets: 0.11
Brokers:  JPMorgan, RBS, Mitsubishi UFJ Securities,
Standard Chartered Bank, DnB NOR Markets, ING, Scotia
Capital, SMBC Nikko
Purchased from: Greenwich Capital

Securities Purchased:	HCP Inc. 5.375% due 2/1/2021
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.479
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Funds Total Assets: 0.19
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells
Fargo Securities, Citi, JPMorgan, Barclays Capital,
Credit Agricole CIB, Credit Suisse, Deutsche Bank
Securities, Goldman, Sachs & Co., Morgan Stanley, BNY
Mellon Capital Markets, LLC, KeyBanc Capital Markets,
PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust
Robinson Humphrey, US Bancorp, Moelis & Company
Purchased from: UBS Warburg

Securities Purchased:	ABN Amro Bank NV 3.000%
due 1/31/2014
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.917
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $685,000
Percentage of Offering Purchased by Fund: 0.069
Percentage of Funds Total Assets: 0.30
Brokers: Barclays Capital Inc., Citigroup Global Markets
Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Morgan Stanley & Co. Incorporated
Purchased from: Banc of America

Securities Purchased:	Marathon Petroleum Corp. 5.125%
due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Funds Total Assets: 0.11
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi,
JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities,
DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi
UFJ Securities, PNC Capital Markets LLC, Scotia Capital,
Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities,
Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan

Securities Purchased:	Ford Motor Credit Co. LLC 5.75%
due 2/1/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $605,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Funds Total Assets:  0.27
Brokers: BofA Merrill Lynch, Deutsche bank Securities,
JPMorgan, Morgan Stanley
Purchased from: Deutsche Securities

Securities Purchased:	L-3 Communications Corp. 4.95%
due 2/15/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $99.429
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $615,000
Percentage of Offering Purchased by Fund: 0.095
Percentage of Funds Total Assets:  0.27
Brokers: Barclays Capital, BofA Merrill Lynch, Wells
Fargo Securities, RBS, Deutsche Bank Securities,
Mitsubishi UFJ Securities, Credit Agricole CIB, Scotia
Capital, Societe Generale, SunTrust Robinson Humphrey,
ANZ Securities, BNY Capital Markets, LLC, Comerica
Securities, HSBC, SMBC Nikko, US Bancorp
Purchased from: Banc of America

Securities Purchased:	Wyndham Worldwide Corp. 5.625%
due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.320
Percentage of Funds Total Assets: 0.35
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan,
Deutsche Bank Securities, Goldman, Sachs & Co., RBS, Scotia
Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US
Bancorp, BBVA Securities, SMBC Nikko
Purchased from: JPMorgan

Securities Purchased:	Digital Realty Trust LP 5.250% due
3/15/2021
Purchase/Trade Date:	3/1/2011
Offering Price of Shares: $99.775
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $750,000
Percentage of Offering Purchased by Fund: 0.188
Percentage of Funds Total Assets: 0.33
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Credit
Suisse, Deutsche Bank Securities, JPMorgan, RBC Capital
Markets, RBS, RBC Capital Markets
Purchased from: Banc of America

Securities Purchased:	GMAC Capital Trust PFD 8.125%
due 2/15/2040
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $25.000
Total Amount of Offering: 106,680,000 shares
Amount Purchased by Fund: 15,300 shares
Percentage of Offering Purchased by Fund: 0.014
Percentage of Funds Total Assets: 0.17
Brokers: Citi, Deutsche Bank Securities, JPMorgan, Morgan
Stanley, Barclays Capital, Goldman, Sachs & Co., Aladdin
Capital LLC, CastleOak Securities, L.P., Blaylock Robert
Van, LLC, C.L. King & Associates, Loop Capital Markets
Purchased from: JPMorgan

Securities Purchased:	Best Buy Co. Inc. 3.750%
due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $855,000
Percentage of Offering Purchased by Fund: 0.244
Percentage of Funds Total Assets: 0.38
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc., Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS
Purchased from: Credit Suisse Securities

Securities Purchased:	Dexus Diversified Trust 5.600%
due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.320
Percentage of Funds Total Assets: 0.35
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley,
Deutsche Bank Securities, HSBC
Purchased from: Banc of America

Securities Purchased:	Willis Group Holdings PLC 4.125%
due 3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.125
Percentage of Funds Total Assets: 0.17
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan
Stanley, Willis Capital Markets & Advisory, Citi, BofA Merrill
Lynch, JPMorgan, Keefe, Bruyette & Woods, RBS, SunTrust
Robinson Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.

Securities Purchased:	Quest Diagnostics Inc. 3.200%
due 4/1/2016
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.907
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Funds Total Assets: 0.23
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan,
Wells Fargo Securities, Credit Agricole CIB, BofA Merrill
Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Quest Diagnostics Inc. 3.200%
due 4/1/2016
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.907
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $105,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Funds Total Assets: 0.23
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan,
Wells Fargo Securities, Credit Agricole CIB, BofA Merrill
Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Quest Diagnostics Inc. 4.70%
due 4/1/2021
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.833
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $520,000
Percentage of Offering Purchased by Fund: 0.095
Percentage of Funds Total Assets: 0.23
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan,
Wells Fargo Securities, Credit Agricole CIB, BofA Merrill
Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

Securities Purchased:	Nationwide Financial Services 5.375%
due 3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.088
Percentage of Funds Total Assets: 0.35
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman,
Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P.
Purchased from: JPMorgan

Securities Purchased:	Gilead Sciences Inc. 4.500%
due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.142
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $680,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Funds Total Assets:  0.30
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley,
Barclays Capital, Credit Suisse, Deutsche Bank Securities,
Leerink Swann
Purchased from: JPMorgan

Securities Purchased:	Wells Operating Partnership II,
L.P. 5.875% due 4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.360
Percentage of Funds Total Assets: 0.40
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets,
Morgan Keegan, PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan

Securities Purchased:	Alpha Natural Resources Inc. 6.00%
due 6/1/2019
Purchase/Trade Date:	5/18/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Funds Total Assets:  0.04
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, RBS, PNC
Capital Markets LLC, Mitsubishi UFJ Securities
Purchased from: Banc of America

Securities Purchased:	Chrysler Group LLC 8.000% due 6/15/2019
Purchase/Trade Date:	5/19/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Funds Total Assets:  0.12
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Citigroup Global Markets, Inc., Morgan Stanley & Co. Incorporated, Banca IMI S.p.A, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., RBS Securities Inc., UBS Securities LLC Purchased from: Banc of America

Securities Purchased:	International Lease Finance Co. 5.750%
due 5/15/2016
Purchase/Trade Date:	5/19/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $915,000
Percentage of Offering Purchased by Fund: 0.092
Percentage of Funds Total Assets:  0.41
Brokers: Barclays Capital, JP Morgan, RBC Capital Markets, UBS
Investment Bank, BofA Merrill Lynch, Deutsche Bank Securities,
Goldman, Sachs & Co., Macquarie Capital, Morgan Stanley
Purchased from: JP Morgan

Securities Purchased:	International Lease Finance Co. 6.250%
due 5/15/2019
Purchase/Trade Date:	5/19/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $945,000
Percentage of Offering Purchased by Fund: 0.076
Percentage of Funds Total Assets:  0.43
Brokers: Barclays Capital, JP Morgan, RBC Capital Markets, UBS
Investment Bank, BofA Merrill Lynch, Deutsche Bank Securities,
Goldman, Sachs & Co., Macquarie Capital, Morgan Stanley
Purchased from: Barclays Capital

Securities Purchased:	Barrick North America Finance 4.400%
due 5/30/2021
Purchase/Trade Date:	5/24/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,350,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.057
Percentage of Funds Total Assets:  0.35
Brokers: Morgan Stanley, RBC Capital Markets, Citi, JPMorgan, CIBC, HSBC, Scotia Capital, Barclays Capital, BMO Capital Markets, BNP Paribas, Mitsubishi UFJ Securities, Societe Generale, TD Securities, UBS Investment Bank
Purchased from: Royal Bank of Canada

Securities Purchased:	Fiserv Inc. 3.125% due 6/15/2016
Purchase/Trade Date:	6/6/2011
Offering Price of Shares: $99.940
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $765,000
Percentage of Offering Purchased by Fund: 0.128
Percentage of Funds Total Assets:  0.35
Brokers: BofA Merrill Lynch, JP Morgan, SunTrust Robinson Humphrey, Mitsubishi UFJ Securities, US Bancorp, Credit Suisse, Wells Fargo Securities, PNC Capital Markets LLC, RBC Capital Markets, RBS, TD Securities, BB&T Capital Markets, KeyBanc Capital Markets, Comerica Securities, Citi
Purchased from: JP Morgan

Securities Purchased:	Teck Resources Ltd. 4.750% due 1/15/2022
Purchase/Trade Date:	6/29/2011
Offering Price of Shares: $99.843
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $605,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Funds Total Assets:  0.28
Brokers: Citi. BofA Merrill Lynch, JP Morgan, Goldman, Sachs & Co., RBC Capital Markets, CIBC, Morgan Stanley, RBS, UBS Investment
Bank, Deutsche Bank Securities, HSBC, Mizuho Securities,
BNP Paribas, Scotia Capital
Purchased from: JP Morgan

Securities Purchased:	Teck Resources Ltd. 6.250% due 7/15/2041
Purchase/Trade Date:	6/29/2011
Offering Price of Shares: $99.715
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $705,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Funds Total Assets:  0.33
Brokers: Citi. BofA Merrill Lynch, JP Morgan, Goldman, Sachs & Co., RBC Capital Markets, CIBC, Morgan Stanley, RBS, UBS Investment Bank, Deutsche Bank Securities, HSBC, Mizuho Securities, BNP Paribas, Scotia Capital
Purchased from: JP Morgan